UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2020 (May 31, 2020)

ZOOMPASS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-203997	30-0796392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2455 Cawthra Rd, Unit 75 Mississauga, ON L5A3P1, CANADA
(Address of Principal Executive Offices) (Zip Code)

647-406-1199
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ZPAS	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Explanatory Note

On May 31, 2020, Zoompass Holdings Inc. (the “Company) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its business combination (the “Transaction”) with Blockgration Global Corp., Ontario corporation (“BGC”) and the shareholders of BGC (the “BGC Shareholders”), dated as of April 20, 2020 (the “Share Exchange Agreement”). Pursuant to the Share Exchange Agreement, the Company agreed to exchange all the outstanding equity stock of BGC held by the BGC Shareholders for shares of common stock of the Company, as further described in the Initial Form 8-K. The Company is filing this Current Report on Form 8-K/A to amend the Initial Form 8-K to include the historical financial statements of the BGC’s Business required to be filed under Item 9.01 of Form 8-K. The required audited and unaudited financial statements and unaudited pro forma combined financial statements are filed as exhibits to this report under Item 9.01. The disclosure included in the Initial Form 8-K otherwise remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of BGC’ Business as of December 31, 2019 and 2018 and for each of the years in the two-year period ended December 31, 2019 and the notes related thereto, the unaudited condensed consolidated financial statements for the three months ended March 31, 2020 and 2019, including the notes to such financial statements and the report of independent auditors thereon, are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item is filed as Exhibit 99.3 to this Form 8-K/A.

(d) Exhibits.

Exhibit No.	Description
99.1	Blockgration Global Corp. audited financials for the fiscal year ended December 31, 2019 and 2018
99.2	Unaudited condensed consolidated financial statements of Blockgration Global Corp. for the three months ended March 31, 2020 and 2019
99.3	Unaudited pro forma combined financial information of Zoompass Holdings Inc. and Blockgration Global Corp.

ZOOMPASS HOLDINGS, INC.
August 10, 2020	By: /s/ Manny Bettencourt Manny Bettencourt Chief Executive Officer